KAR Holdings

ADESA
WORKING WONDERS™

IAA
INSURANCE
AUTO AUCTIONS

AFC
Automotive Finance Corporation®

Bank of America 2008 Credit Conference November 20, 2008 Exhibit 99.1

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Such statements are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements.
Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results.  The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements.

KAR Holdings, Inc.
Total 2007 Revenue:  $1,589 million
Total 2007 PF Adjusted EBITDA:  $405 million
ADESA Auctions
2007 Revenue: $965 million
IAAI Salvage
2007 Revenue: $483 million
Used vehicle auctioneer
Remarkets used vehicles from
large institutions and dealers
Salvage vehicle auctioneer
Remarkets vehicles deemed a
total-loss by insurance
companies
Provides short-term inventory-
secured financing for
independent used vehicle
dealers in North America
Auction Sites: 61
Market Position: #2
Market Share: 19%
Auction Sites: 151
Market Position: #2
Market Share: 35%
Offices: 88
Market Position: Leader
Market Share: NA
Automotive Finance Corp.
(AFC)
2007 Revenue: $141 million
Note:  Pro forma to give effect to full year impact of recent acquisitions, buyer fee increases at IAAI standalone and certain cost savings from salvage combination.  The revenues of ADESA Impact prior to the April 20, 2007 merger transaction have been reclassified to IAAI to illustrate the effect of the merger as if it had occurred on January
1, 2007.
Company Overview
($ in millions)

Broad geographic footprint positions the Company as the preferred auction &
floorplan financing provider for its customers.
The Company has the largest combined network of Used Car and Salvage Auctions in N.A.
ADESA Auctions
—61 auction sites
IAAI Salvage
—151 auction sites
AFC—88 loan production offices
Broad Geographic Footprint

North American Used Vehicle Auction
Market – 9.5 Million Units
North American Salvage Auction Market –
3.2 Million Units
Source:  GVR Report and Company estimates
Copart 37%
Insurance Auto
Auctions 35%
Independents
28%
Manheim 51%
ADESA 19%
Independents
30%
Leading Market Positions

ADESA Auctions
Second largest whole car vehicle auctioneer in
the U.S. and the largest in Canada
• Operates 61 auction facilities throughout
North America
Generally does not take title to or ownership of
the vehicles at auctions
Revenues primarily derived from auction fees
paid by buyers and sellers
Additional revenues generated from a wide array
of value-added ancillary services that drive
efficient vehicle remarketing:
Auctions strive to maximize the auction sales price for sellers by effectively and efficiently transferring the vehicles, paperwork and funds as quickly as possible
• Reconditioning services such as preparation services, washing and detailing
• Industry and market data via ADESA Analytical Services and AutoVIN
OEM Captive
Finance 25%
Dealer
32%
Fleet/Lease 30%
OEM 13%

IAAI Salvage
One of only two salvage
auctioneers with a national
footprint
• Serves all top 75 U.S.
metropolitan markets
Hybrid auction format,
combining Internet and live
auctions:
• Leads to higher proceeds for
suppliers
• Increases international buyers
Provides wide array of value-
added total-loss services that
drive efficient vehicle
remarketing
Percentage of Claims Resulting
in Total Loss
Source:   CCC Information Services
8.2%
8.5%
10.6%
11.3%
12.1%
13.4%
13.0%
12.9%
13.5%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
1997 2000 2001 2002 2003 2004 2005 2006 2007

Provides floorplan financing to
independent dealers
• 30 to 60 day loan terms
• Serves over 800 auctions
Market leader- In a market of 43,000
registered dealers, 13,000 have
transacted with AFC in the last twelve
months
Centralized credit decisions using
proprietary scoring model with additional
corporate oversight
• Perfected security interest and personal
guaranty from principals of independent
dealers
Low-cost, reliable funding through
bankruptcy-remote, off-balance sheet
securitization conduit
• Utilized to finance over 60% of receivables
Facilitates growth of vehicle sales at auction and allows ADESA and IAAI to have larger role in entire vehicle redistribution industry.
AFC

9 Market Share Improvement Domestic Expansion E-Business Improved Earnings through Cost Savings and Operations Initiatives Stabilize performance of AFC Major Initiatives

Significant institutional
customer wins
Site expansions &
improvements in meeting
customer needs
Improved business information
systems to enhance customer
reporting
Increased dealer consignment
sales
Market Share Improvement

Domestic Expansion
Relocations of capacity-constrained facilities:
• Dallas (used car)
• Phoenix (used car)
• Kansas City (used car)
• Toronto (salvage)
Acquisitions of independent used vehicle auctions
Acquisitions of independent salvage auctions
• Reduce customer towing costs
• Ease capacity constrained facilities
Greenfield site development

KAR Holdings

ADESA LIVEBLOCK
ADESA Montreal
Lane A
Asking Bid
$13,300
#468 2001 DODGE CARAVAN SE
Vehicle Information
See More Pictures

ADESA E-Business
Improve upstream and mid-stream
product offerings via:
• Centralization of e-business operations
• Develop new e-business technology
• Upgrade and add personnel
Significant new customers
• 2008 wins include Nissan and Chrysler
• Targets include Mercedes, Hyundai,
and Kia
New features for Internet buyers
including improved security and
autobid functionality

Implementing consistent used car auction
operating practices
• 31 of 61 sites completed to date
• Operational audit team in place to verify compliance
Improved technology to support auction
operations
• Reduced administrative effort and elimination of
redundant processes
• Improved customer reporting
Enhanced ancillary services
• Bringing value-added services in-house
• Paintless Dent Repair (Dent Demon)
• Glass replacement
• Keys
• Increased outsourcing of certain labor
functions
Cost Savings

Stabilize AFC Performance
Focus on improving credit quality
• Tightening credit underwriting standards
• Reducing curtailment exceptions
Increasing focus on collections & resolution of A/R
Reducing headcount to match current volume
Closing offices in non-strategic locations

KAR Holdings Consolidated Financial Summary

Long-Term Debt Structure
(millions of US dollars)
As of
Description 9/30/2008 Rate Maturity
Term B Loan - Hedged* 800.0 $       5.34% + 225
Term B Loan - Unhedged 701.5 Libor + 225
Senior Credit Facility 1,501.5 $
2013
Floating Rate Senior Notes 150.0 $       Libor + 400 2014
Fixed Rate Senior Notes 450.0 8.75% 2014
Senior Subordinated Notes 425.0 10.00% 2015
Senior Notes 1,025.0 $
Total Long-Term Debt** 2,526.5 $
Net Available Cash
(97.5)
Net Debt 2,429.0 $
LTM PF Adjusted EBITDA at 9/30/08
430.0 $
***
Total Leverage Ratio (Net Debt)
5.65x
* 2-year hedge
** Excludes $34.5M capital lease obligation
*** As deemed per the Company's credit agreement

Consolidated Balance Sheet
(millions of US dollars)
12/31/2007 9/30/2008
Cash & equivalents $221 $212
Other current assets 681                692
   Total current assets 902               904
PP&E and Other assets 3,629             3,441
Total Assets 4,531             4,345
Current liabilities 460                538
Long-term debt 2,566             2,527
Other non-current liabilities* 491                447
Total Equity 1,014             833
Total Liabilities & Equity $4,531 $4,345
* $34.5 capital lease obligation is classified above in Other non-current liabilities

Increased profitability through cost
savings initiatives
Acquisitions at attractive multiples
Securitization of the AFC rental portfolio
Sale/leaseback of owned ADESA
property and related repayment of debt
De-leveraging Initiatives

YTD Operating Profit

Financial Highlights - Consolidated
Results for ADESA and IAAI prior to the April 20, 2007 merger transactions have been combined to illustrate the effect of the merger transactions as if they had occurred on January 1, 2007.
* Excludes non-cash goodwill and other intangibles impairment charge of $164.4 million
$394
$0
$100
$200
$300
$400
$500
Q3 2007 Q3 2008
13%
Q3 Revenue Q3 Operating Profit
$46
$50
$0
$20
$40
$60
$80
Q3 2007 Q3 2008*
$1,191
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2007 2008
YTD Revenue
$149
$160
$0
$50
$100
$150
$200
2007 2008*
15%
7%
$445
8%
$1,375

Financial Highlights – ADESA Auctions
YTD Revenue
YTD Revenue
YTD Operating Profit
YTD Operating Profit
8%
20%
Results for ADESA and IAAI prior to the April 20, 2007 merger transactions have been combined to illustrate the effect of the merger transactions as if they had occurred on January 1, 2007.
$863
$720
$0
$200
$400
$600
$800
$1,000
2007 2008
$111
$120
$0
$50
$100
$150
2007 2008

Financial Highlights - IAAI
YTD Revenue
YTD Revenue
YTD Operating Profit
YTD Operating Profit
18%
Results for ADESA and IAAI prior to the April 20, 2007 merger transactions have been combined to illustrate the effect of the merger transactions as if they had occurred on January 1, 2007.
77%
$361
$426
$0
$200
$400
$600
2007 2008
$30
$53
$0
$25
$50
$75
2007 2008

Financial Highlights - AFC
YTD Operating Profit
YTD Operating Profit
22%
49%
YTD
YTD
Revenue
Revenue
* Excludes non-cash goodwill and other intangibles impairment charge of $164.4 million
$110
$86
$0
$30
$60
$90
$120
$150
2007 2008
$28
$55
$0
$40
$80
2007 2008*

23 Q&A

Appendix
Discussion of Non-GAAP Measures:
EBITDA, Adjusted EBITDA and Adjusted EBITDA per the Credit Agreement – The Company’s management believes that EBITDA is a useful supplement and meaningful indicator of earnings performance to be used by its investors, financial analysts and others to analyze the Company’s financial performance and results of operations over time.  Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal internal measures of performance used by the Company. Management uses the Adjusted EBITDA measure to evaluate the performance of the Company and to evaluate results relative to incentive compensation targets.
Adjusted EBITDA per the Credit Agreement adds the pro forma impact of recent acquisitions and the pro forma cost savings per the credit agreement to Adjusted EBITDA.  This measure is used by the Company’s creditors in assessing debt covenant compliance and management believes its inclusion is appropriate to provide additional information to investors about certain covenants required pursuant to the Company’s senior secured credit facility and notes.  The most directly comparable financial performance measure calculated and presented in accordance with GAAP is net income (loss).  A reconciliation of net income (loss) to EBITDA, Adjusted EBITDA and Adjusted
EBITDA per the Credit Agreement is contained in this appendix.
EBITDA, Adjusted EBITDA and Adjusted EBITDA per the Credit Agreement, as presented herein, are supplemental measures of the Company’s performance that are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”).  They are not measurements of the
Company’s financial performance under GAAP and should not be considered as alternatives to revenues, net income (loss) or any other performance measures derived in accordance with GAAP or as alternatives to cash flow from operating activities as measures of the Company’s liquidity.  EBITDA, Adjusted EBITDA and Adjusted
EBITDA per the Credit Agreement measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP.  These measures may not be comparable to similarly titled measures reported by other companies.

Adjusted EBITDA Reconciliation
For the Twelve Months Ended September 30, 2008
Three Months Ended
Twelve
Months
Ended
(In millions)
December
31, 2007
March 31,
2008
June 30,
2008
September
30, 2008
September
30, 2008
Net income (loss) ($34.3) ($3.2) $6.2 ($169.9) ($201.2)
Add back:
Income taxes (16.5) (3.7) 4.8 (5.2) (20.6)
Interest expense, net of interest income 56.0 56.8 51.2 51.9 215.9
Depreciation and amortization 59.8 47.3 45.0 45.0 197.1
EBITDA 65.0 97.2 107.2 (78.2) 191.2
Nonrecurring charges 12.4 6.8 11.5 10.2 40.9
Noncash charges 9.5 6.4 3.0 168.9 187.8
Advisory services 0.8 0.9 0.9 0.9 3.5
Adjusted EBITDA 87.7 111.3 122.6 101.8 423.4
Pro forma impact of recent acquisitions 4.1 2.5 -- -- 6.6
Adjusted EBITDA per the Credit
Agreement $91.8 $113.8 $122.6 $101.8 $430.0

Adjusted EBITDA Reconciliation
For the Year Ended December 31, 2007
Three Months Ended Year Ended
(In millions)
March 31,
2007
June 30,
2007
September
30, 2007
December
31, 2007
December
31, 2007
Net income (loss) $38.4 ($7.3) ($8.6) ($34.3) ($11.8)
Add back: discontinued operations 0.1 -- -- -- 0.1
Income (loss) from continuing
operations
38.5 (7.3) (8.6) (34.3) (11.7)
Add back:
Income taxes 24.6 4.6 3.7 (16.5) 16.4
Interest expense, net of interest income 13.3 46.6 56.3 56.0 172.2
Depreciation and amortization 18.8 32.2 39.6 59.8 150.4
EBITDA 95.2 76.1 91.0 65.0 327.3
Nonrecurring charges 1.2 5.7 4.9 12.4 24.2
Nonrecurring transaction charges 2.4 22.4 -- -- 24.8
Noncash charges 5.2 1.0 0.9 9.5 16.6
Advisory services 0.1 0.8 0.9 0.8 2.6
Adjusted EBITDA 104.1 106.0 97.7 87.7 395.5
Pro forma impact of recent acquisitions 1.5 1.7 1.5 -- 4.7
Pro forma cost savings per the credit
agreement 5.0 5.0
Adjusted EBITDA per the credit
agreement $105.6 $107.7 $99.2 $92.7 $405.2